Exhibit 99.906 CERT

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Watson, Principal Executive Officer of BlueBay Destra International Event-Driven Credit Fund, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended September 30, 2024 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date: 12/09/2024

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to BlueBay Destra International Event-Driven Credit Fund and will be retained by Destra Capital Advisors LLC, and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Derek J. Mullins, Principal Financial Officer of BlueBay Destra International Event-Driven Credit Fund, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended September 30, 2024 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Derek J. Mullins
Derek J. Mullins, Chief Financial Officer
(Principal Financial Officer)

Date: 12/09/2024

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to BlueBay Destra International Event-Driven Credit Fund and will be retained by Destra Capital Advisors LLC, and furnished to the Securities and Exchange Commission or its staff upon request.